1 INVESTOR PRESENTATION FIRST QUARTER 2024

2 CAUTIONARY STATEMENTS This presentation contains "forward-looking statements“ within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in Colony Bankcorp, Inc's (the "Company") future filings with the Securities and Exchange Commission (the "SEC"), in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding and future profitability; and (v) statements of assumptions underlying such statements. Words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of current and economic conditions, particularly those affecting the financial services industry, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; the risk of potential reductions in benchmark interest rates and the resulting impacts on net interest income; potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; risks arising from media coverage of the banking industry; risks arising from perceived instability in the banking sector; the risks of changes in interest rates and their effects on the level, cost, and composition of, and competition for, deposits, loan demand and timing of payments, the values of loan collateral, securities, and interest sensitive assets and liabilities; the ability to attract new or retain existing deposits, to retain or grow loans or additional interest and fee income, or to control noninterest expense; the effect of pricing pressures on the Company’s net interest margin; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans and other real estate owned; changes in real estate values; the Company’s ability to implement its various strategic and growth initiatives; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; changes in the prices, values and sales volumes of residential and commercial real estate; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company's participation in and execution of government programs; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; the risks associated with the Company’s pursuit of future acquisitions; the impact of generative artificial intelligence; fraud or misconduct by internal or external actors, and system failures, cybersecurity threats or security breaches and the cost of defending against them; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding debt ceiling and the federal budget; a potential U.S. federal government shutdown and the resulting impacts; and general competitive, economic, political and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward- looking statements.

3 NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measure to GAAP financial measures. The non-GAAP financial measures used in this presentation include the following: operating noninterest income, operating noninterest expense, operating net income, adjusted earnings per diluted share, operating return on average assets, operating return on average equity, tangible book value per common share, tangible equity to tangible assets, operating efficiency ratio, operating net noninterest expense to average assets and pre-provision net revenue. The most comparable GAAP measures are noninterest income, noninterest expense, net income, diluted earnings per share, return on average assets, return on average equity, book value per common share, total equity to total assets, efficiency ratio, net noninterest expense to average assets and net interest income before provision for credit losses, respectively. Operating noninterest income excludes gain on sale of bank premises and loss on sales of securities. Operating noninterest expense excludes acquisition-related expenses and severance costs. Operating net income, operating return on average assets, operating return on average equity and operating efficiency ratio all exclude acquisition-related expenses, severance costs, gain on sale of bank premises and loss on sales of securities from net income, return on average assets, return on average equity and efficiency ratio, respectively. Operating net noninterest expense to average assets ratio excludes from net noninterest expense, severance costs, acquisition-related expenses, gain on sale of bank premises and loss on sales of securities. Acquisition-related expenses includes fees associated with acquisitions and vendor contract buyouts. Severance costs includes costs associated with termination and retirement of employees. Adjusted earnings per diluted share includes the adjustments to operating net income. Tangible book value per common share and tangible equity to tangible assets exclude goodwill and other intangibles from book value per common share and total equity to total assets, respectively. Pre-provision net revenue is calculated by adding noninterest income to net interest income before provision for credit losses, and subtracting noninterest expense. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance, and if not provided would be requested by the investor community. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Colony Bankcorp, Inc. performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Colony Bankcorp, Inc. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

4 (1) Community bank defined as having less than $10.0 billion in total assets and providing a full suite of consumer and commercial products. Source: FDIC (Federal Deposit Insurance Corporation) COMPANY PROFILE • Georgia’s largest community bank, headquartered outside of Atlanta(1) • $3.0 billion in assets as of March 31, 2024 • 34 locations in Georgia, 1 in Alabama and 1 in Florida • Diversification of revenue streams • Track record of solid organic growth • Increase in deposit franchise

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7 Name Position Years In Banking Years With Colony Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 20 20 Leonard H. "Lenny" Bateman EVP, Chief Credit Officer 27 4 R. Dallis "D" Copeland, Jr. President 32 2 Kimberly Dockery EVP, Chief of Staff 17 5 T. Heath Fountain Chief Executive Officer 24 5 Derek Shelnutt EVP, Chief Financial Officer 10 3 EXECUTIVE LEADERSHIP TEAM

8 OBJECTIVES AND FOCUS • Achieve performance objectives in complementary lines of business • Maintain noninterest expense discipline to align with growth expectations • Achieve return on assets target of 1.00% • Focus on growing core deposits and customer relationships • Growing wallet share and revenue per customer using data advancements Short-Term Objectives Long-Term Objectives • 5 complementary lines of business > $1 million in net income • Improve efficiency through economies of scale • Return on assets in top quartile of peers • Continue to benefit from industry consolidation • Grow our customer base by 8 - 12% per year

9 COMPLIMENTARY LINES OF BUSINESS 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 (Dollars in thousands) Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Mortgage $ (432) $ 75 $ (263) $ 26 $ (13) SBSL 250 141 (351) 686 1,109 Marine/RV Lending (101) (20) 100 16 (71) Merchant Services (124) (64) (35) (28) (37) Wealth Advisors 31 13 43 20 36 Insurance 24 54 123 56 56 TOTAL $ (352) $ 199 $ (383) $ 776 $ 1,080

10 SMALL BUSINESS SPECIALTY LENDING GROUP (Dollars in millions) Production and Sales Volume $19.6 $26.0 $34.5 $24.0 $35.6 $11.5 $11.1 $14.6 $18.0 $24.0 Production Sales 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 • SBSL hit its highest mark in five quarters in the first quarter of 2024 Loan Portfolio Breakdown - $94.6 million Construction 7% Commercial RE 51.2% Residential RE 10% Commercial, financial & agriculture 32.0%

11 MORTGAGE DIVISION (Dollars in millions) • Stable mortgage production relative to the continued market rate increases • Remain focused on secondary market products and gain on sale of mortgage loans • Continue to adjust staffing levels, delivery models and product set to achieve breakeven profitability $62.0 $106.4 $78.4 $45.3 $50.1 $37.6 $66.4 $53.3 $40.1 $36.6 Production Sales 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 Production and Sales Volume

12 INNOVATION AND DATA STRATEGY • Improving the digital customer experience • Research and develop all potential technology-based opportunities • Increase customer wallet share through data gathering and analytics • Full implementation of Salesforce to influence a more complete customer relationship through targeted marketing • Implemented nCino to allow an upgrade of the customer loan experience and reduce operational friction, leading to increased production capacity and efficiency • Renewed core contract resulting in cost savings and enhanced flexibility for applying API-based technology and Fintech partnerships • Implement data warehouse to allow improved data usage across all lines of business

13 (dollars in millions, except per share data) 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 Diluted earnings per share $ 0.29 $ 0.30 $ 0.33 $ 0.32 $ 0.30 Adjusted earnings per diluted share (1) 0.31 0.33 0.34 0.31 0.33 Dividends per share 0.1100 0.1100 0.1100 0.1100 0.1125 Return on average assets 0.69% 0.70% 0.75% 0.73% 0.71 % Return on average total equity 8.64% 8.88% 9.61% 9.20% 8.38 % Net interest margin 3.04% 2.77% 2.78% 2.70% 2.69 % Efficiency ratio 74.98% 76.18% 71.17% 69.51% 72.48 % Total assets $ 2,996.9 $ 3,101.1 $ 3,093.8 $ 3,053.4 $ 3,015.5 Loans, net of unearned fees 1,799.9 1,838.9 1,865.0 1,883.5 1,859.0 Allowance for loan losses (16.6) (17.1) (17.4) (18.4) (18.7) Total loans, net 1,783.3 1,821.8 1,847.6 1,865.1 1,840.4 Total deposits 2,516.1 2,627.2 2,591.3 2,544.8 2,522.7 NPA/Total assets 0.26% 0.38% 0.33% 0.35% 0.23 % QUARTERLY FINANCIAL HIGHLIGHTS (1) Non-GAAP measure. See non-GAAP reconciliation tables on slides 35 and 36.

14 (dollars in millions, except per share data) 2019 2020 2021 2022 2023 Diluted earnings per share $ 1.12 $ 1.24 $ 1.66 $ 1.14 $ 1.24 Dividends per share 0.30 0.40 0.41 0.43 0.44 Return on average assets 0.72% 0.70% 0.89% 0.71% 0.72 % Return on average total equity 8.72 8.56 10.60 8.27 9.10 Net interest margin 3.61 3.50 3.39 3.20 2.83 Efficiency ratio 77.93 73.34 72.21 77.34 69.51 Total assets $ 1,515.3 $ 1,763.9 $ 2,691.7 $ 2,936.6 $ 3,053.4 Loans, net of unearned fees 968.9 1,059.5 1,338.0 1,737.1 1,883.5 Allowance for loan losses (6.9) (12.1) (12.9) (16.1) (18.4) Total loans, net 962.0 1,047.4 1,325.1 1,721.0 1,865.1 Total deposits 1,294.2 1,445.1 2,374.6 2,491.0 2,544.8 NPA/Total assets 0.73% 0.58% 0.21% 0.22% 0.35 % ANNUAL FINANCIAL HIGHLIGHTS

15 The current indicated annual rate is $0.45 per share, equating to a yield of 4.2%.(2) SHAREHOLDER FOCUSED DIVIDEND POLICY (1) The Board of Directors declared a dividend to be paid on its common stock on May 22, 2024, to shareholders of record as of the close of business on May 8, 2024. (2) Yield is based on closing stock price on April 22, 2024 of $10.70. Quarterly Dividend Payment $0.10 $0.1025 $0.1075 $0.11 $0.1125 2020 2021 2022 2023 2024(¹)

16 CAPITAL RATIOS 8.9% 8.9% 8.9% 9.2% 9.2% 12.1% 12.2% 12.5% 12.7% 13.0% 14.8% 14.9% 15.1% 15.4% 15.8% 11.0% 11.1% 11.4% 11.6% 11.9% Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio 03/31/2023 06/30/2023 09/30/2023 12/31/2023 03/31/2024

17 STRENGTH IN OUR LIQUIDITY POSITION Significant liquidity sources (dollars in millions) FRB Reserves $ 66.6 Other Cash and Due from Banks 26.7 Unencumbered Securities 469.2 FHLB Borrowing Capacity 605.9 Fed Fund Lines 64.5 FRB Discount Window 98.3 Total Liquidity Sources $ 1,331.2 $24.2 $24.2 $24.2 $24.2 $24.2 $39.1 $39.2 $39.2 $39.2 $38.7 $165.0 $155.0 $185.0 $175.0 $155.0 Trust Preferred Securities Subordinated Debentures FRB Discount Window FHLB Borrowings 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Debt Funding* (dollars in millions) *Reported as of last day of each period As of March 31, 2024

18 23% 30% 35% 30% 31% Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int. Income/Total Income 2019 2020 2021 2022 2023 0% 20% 40% 60% 80% 100% ANNUAL NONINTEREST INCOME MIX *Wealth Management services commenced in 3rd quarter 2022 and is less than 1%

19 27% 32% 33% 33% 34% Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int. Income/Total Income 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 0% 25% 50% 75% 100% QUARTERLY NONINTEREST INCOME MIX

20 1.00% 0.51% 0.19% 0.32% 1.76% Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits 2019 2020 2021 2022 2023 ANNUAL DEPOSIT MIX AND PRICING

21 1.06% 1.70% 2.00% 2.25% 2.36% Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 QUARTERLY DEPOSIT MIX AND PRICING

22 AVERAGE DEPOSIT BALANCE PER ACCOUNT $15.3 $15.3 $14.1 $14.8 $14.0 $18.9 $18.2 $17.4 $18.8 $19.6 $31.1 $32.2 $32.9 $33.7 $35.0 $44.7 $47.4 $47.7 $46.6 $47.9 Noninterest-bearing Interest-bearing Savings/money market Time 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 DEPOSIT BALANCE DATA • Commercial/business is 13.2% of accounts and represents 42.4% of total deposits balance • Consumer is 86.8% of accounts and represents 57.6% of total deposits balance (excludes brokered and reciprocal deposits) as of March 31, 2024 (Dollars in thousands)

23 DEPOSITS BY REGION (Dollars in thousands) Geographic Location 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Coastal Georgia $ 116,082 $ 133,536 $ 133,888 $ 137,398 $ 138,103 Middle Georgia 261,866 265,615 262,352 265,788 286,697 Atlanta and North Georgia 338,990 341,664 345,179 334,003 333,856 South Georgia 1,167,595 1,197,545 1,132,545 1,134,662 1,132,701 West Georgia 389,594 402,665 389,269 384,750 378,764 Brokered deposits 87,334 112,372 148,707 93,561 59,019 Reciprocal deposits 154,668 173,814 179,392 194,628 193,608 Total deposits $ 2,516,129 $ 2,627,211 $ 2,591,332 $ 2,544,790 $ 2,522,748

24 DIVERSITY OF BUSINESS DEPOSIT BASE As of March 31, 2024 Public Administration 16.6% Construction 13.1% Educational Services 8.4% Real Estate and Rental and Leasing 12.6% Other Services(except Public Administration) 7.1% Health Care and Social Assistance 3.1% Agriculture, Forestry, Fishing and Hunting, 3.2% Finance and Insurance, 17.1% Management of Companies and Enterprises, 0.5% Retail Trade, 3.2% Manufacturing, 4.0% Professional, Scientific, and Technical Services 3.5% Accommodation and Food Services 1.7% Wholesale Trade, 1.9% Transportation and Warehousing 1.7% All other, 2.4% As determined by customer provided NAICS Codes

25 Uninsured Deposits Estimate Adjusted Uninsured Deposits Estimate * Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% UNINSURED DEPOSITS *Adjusted uninsured deposit estimate excludes deposits collateralized by public funds or internal accounts. All deposits are held at Colony Bank and include the Company's own funds.

26 LOAN PORTFOLIO BREAKDOWN As of March 31, 2024 $1,859.0 million Real Estate 83.5% Consumer and Other 3.6% Commercial 11.9% Agriculture 1.0% $1,552.5 million Multifamily real estate 4.2% Residential real estate 22.4% Construction 15.1% Farmland 3.8% Nonowner occupied real estate 32.9% Owner occupied real estate 21.6%

27 LOAN PORTFOLIO (Dollars in millions) Organic Loan Growth $1,800 $1,839 $1,865 $1,883 $1,859 Organic Purchased Loans 03/31/2023 06/30/2023 09/30/2023 12/31/2023 03/31/2024 Residential Construction Loans Commitments by Quarter* $17.6 $12.6 $20.9 $4.1 $6.2 $27.3 $36.0 $47.5 $33.3 $43.2 Consumer Commercial 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 * Residential Construction loans remaining as of 03/31/2024-Originations Weighted Average Loan to Values 73.1% 74.3% 70.6% 69.8% 72.4% 51.8% 51.6% 45.4% 45.0% 45.5% Residential Construction Non Owner Occupied Commercial Real Estate 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 $54.9 $48.6 $68.4 $37.4 $49.4 $37.0 $7.8 $9.9 $4.7 $18.6 $15.3 $2.3 $2.1 $2.6 $1.6 Permanent NOO CRE Commercial, Construction and Development Residential Construction 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 Commercial Real Estate Production

28 OFFICE PORTFOLIO BREAKDOWN • Total loans secured by office buildings - $165.1 million • Owner-occupied (OO) - 51.6% • Non owner-occupied (NOO) - 48.4% • Non-Recourse loans - $0 • Past dues 0.01% of total portfolio and 0.08% of office portfolio Offices by Number of Floors One Story Offices $97.9 Two Story Offices $50.6 Three Story+ Offices $16.6 —% 45.9% 47.5% 46.6% NOO Non-Recourse NOO Full Recourse OO Full Recourse Total Office March 31, 2024(dollars in millions) Weighted Average Loan to Value of Offices

29 CLASSIFIED AND CRITICIZED LOANS (Dollars in thousands) 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 $ # $ # $ # $ # $ # Construction, land & land development $992 18 $817 19 $1,238 17 $2,192 21 $1,543 18 Commercial Real Estate 22,343 63 25,577 76 20,356 70 27,445 77 31,498 46 Residential Real Estate 13,243 261 14,211 269 13,212 245 14,275 253 13,050 249 Commercial, financial & agriculture 6,560 80 7,285 80 15,701 89 12,686 106 8,609 114 Consumer and other 143 76 184 86 234 92 281 92 365 85 TOTAL $43,281 498 $48,074 530 $50,741 513 $56,879 549 $55,065 512 Criticized loans to total loans 2.40% 2.61% 2.72% 3.02% 2.96 % CRITICIZED LOANS 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 $ # $ # $ # $ # $ # Construction, land & land development $760 13 $570 12 $1,180 13 $1,063 14 $572 11 Commercial Real Estate 6,166 33 5,954 36 7,726 41 10,219 39 13,918 46 Residential Real Estate 6,290 187 7,186 193 6,633 184 7,103 187 5,896 183 Commercial, financial & agriculture 5,463 54 5,465 54 5,102 56 5,284 58 5,487 70 Consumer and other 68 62 92 69 63 73 85 76 92 67 TOTAL $18,747 349 $19,267 364 $20,704 367 $23,754 374 $25,965 377 Classified loans to total loans 1.04% 1.05% 1.11% 1.26% 1.40 % CLASSIFIED LOANS

30 INVESTMENT SECURITIES Description Book Value Percentage U.S. Agency MBS/CMO $ 333,573 37 % Municipal 270,544 30 % Private Label MBS 103,052 11 % U.S. Treasuries 98,159 11 % Corporates 53,343 6 % SBA and Asset-Backed Securities 24,958 3 % U.S. Government Agencies 17,469 2% (Dollars in thousands) Portfolio Composition March 31, 2024 Municipal Securities March 31, 2024 With a rating of at least: Number of Securities Book Value Market Value (HTM and AFS) Unrealized Loss AAA/Aaa 46 $ 70,358 $ 58,189 $ (12,169) AA+/Aa1 53 67,608 58,574 (9,034) AA/Aa2 50 95,031 80,422 (14,609) AA-/Aa3 19 36,651 31,311 (5,340) A+/A1 1 675 607 (68) Unrated 2 221 220 (1) TOTAL 171 $ 270,544 $ 229,323 $ (41,221)

31 INVESTMENT SECURITIES (Dollars in thousands) Rating: Number of Securities Book Value Market Value Unrealized Loss AAA 25 $ 83,338 $ 72,866 $ (10,472) NR 12 19,714 19,488 (226) TOTAL 37 $ 103,052 $ 92,354 $ (10,698) Private Label MBS March 31, 2024 Type Book Value Market Value Unrealized Loss Bank Sub-Debt/TPS $ 38,189 $ 32,826 $ (5,363) Other Corporates 15,154 13,982 (1,172) Total $ 53,343 $ 46,808 $ (6,535) Corporate Securities March 31, 2024

32 INVESTMENT SECURITIES As of: Average Life Effective Duration Book Yield 3/31/2023 7.98 5.55 2.60% 6/30/2023 7.87 5.36 2.65% 9/30/2023 7.67 5.43 2.61% 12/31/2023 7.41 5.23 2.57% 3/31/2024 7.37 5.20 2.52% Other Portfolio Metrics Unrealized Losses on Securities (in millions) AFS/HTM Available for Sale HTM 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 —% 25% 50% 75% 100% $50.6 $55.8 $64.3 $48.0 $48.3$45.0 $49.3 $66.0 $43.8 $48.5 AFS HTM 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Current base case assumptions and modeling suggest principal and interest cash flow from the investment portfolio estimated to be between $19 million and $25 million per quarter for the next 4 quarters

33 Q1 2024 INVESTMENT SECURITIES SALES •Sold securities with a fair value of $8.6 million •Transaction resulted in a loss on sale of $555 thousand •Combined book yield of 2.05% on sold securities •Conservative earnback estimates are approximately 2 years or less •Purpose of transaction was to restructure underperforming assets and reinvest at higher yields

34 INVESTMENT CONSIDERATIONS •Premier Southeast community bank located in growing markets •Core deposit funded with minimal reliance on wholesale funding •Diversified sources of revenue • Improving earnings outlook as new business lines and markets mature •Upside to tangible book value as unrealized losses improve •Deep leadership bench with a proven track record •Ability to manage expenses in an uncertain economy • Investing in technology and leveraging data for revenue growth

RECONCILIATION OF NON-GAAP MEASURES

(dollars in thousands, except per share data)	2024	2023			
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Operating noninterest income reconciliation					
Noninterest income (GAAP)	$ 9,487	$ 9,305	$ 9,721	$ 8,952	$ 7,656
Gain on sale of bank premises	—	(236)	—	(125)	—
Loss on sales of securities	555	—	—	—	—
Operating noninterest income	$ 10,042	$ 9,069	$ 9,721	$ 8,827	$ 7,656
Operating noninterest expense reconciliation					
Noninterest expense (GAAP)	$ 20,397	$ 19,587	$ 20,881	$ 21,432	$ 21,165
Severance costs	(23)	—	(220)	(635)	(431)
Acquisition-related expenses	—	—	—	—	(161)
Operating noninterest expense	$ 20,374	$ 19,587	$ 20,661	$ 20,797	$ 20,573
Operating net income reconciliation					
Net income (GAAP)	$ 5,333	$ 5,598	$ 5,804	$ 5,302	$ 5,043
Severance costs	23	—	220	635	431
Acquisition-related expenses	—	—	—	—	161
Gain on sale of bank premises	—	(236)	—	(125)	—
Loss on sales of securities	555	—	—	—	—
Income tax benefit	(121)	52	(48)	(93)	(107)
Operating net income	$ 5,790	$ 5,414	$ 5,976	$ 5,719	$ 5,528
Weighted average diluted shares	17,560,210	17,567,839	17,569,493	17,580,557	17,595,688
Adjusted earnings per diluted share	$ 0.33	$ 0.31	$ 0.34	$ 0.33	$ 0.31
Operating return on average assets reconciliation					
Return on average assets (GAAP)	0.71 %	0.73 %	0.75 %	0.70 %	0.69 %
Severance costs	—	—	0.03	0.08	0.06
Acquisition-related expenses	—	—	—	—	0.02
Gain on sale of bank premises	—	(0.03)	—	(0.02)	—
Loss on sales of securities	0.07	—	—	—	—
Tax effect of adjustment items	(0.02)	0.01	(0.01)	(0.01)	(0.01)
Operating return on average assets	0.76 %	0.71 %	0.77 %	0.75 %	0.76 %
Operating return on average equity reconciliation					
Return on average equity (GAAP)	8.38 %	9.20 %	9.61 %	8.88 %	8.73 %
Severance costs	0.04	—	0.36	1.06	0.75
Acquisition-related expenses	—	—	—	—	0.28
Gain on sale of bank premises	—	(0.39)	—	(0.21)	—
Loss on sales of securities	0.87	—	—	—	—
Tax effect of adjustment items	(0.19)	0.09	(0.08)	(0.16)	(0.19)
Operating return on average equity	9.10 %	8.90 %	9.89 %	9.57 %	9.57 %

COLONY BANKCORP, INC.

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RECONCILIATION OF NON-GAAP MEASURES

(dollars in thousands, except per share data)	2024 First Quarter	2023 Fourth Quarter	2023 Third Quarter	2023 Second Quarter	2023 First Quarter
Tangible book value per common share reconciliation					
Book value per common share (GAAP)	$ 14.80	$ 14.51	$ 13.59	$ 13.65	$ 13.57
Effect of goodwill and other intangibles	(3.01)	(3.02)	(3.04)	(3.07)	(3.08)
Tangible book value per common share	$ 11.79	$ 11.49	$ 10.55	$ 10.58	$ 10.49
Tangible equity to tangible assets reconciliation					
Equity to assets (GAAP)	8.62 %	8.35 %	7.72 %	7.72 %	7.97 %
Effect of goodwill and other intangibles	(1.63)	(1.62)	(1.63)	(1.63)	(1.70)
Tangible equity to tangible assets	6.99 %	6.73 %	6.09 %	6.09 %	6.27 %
Operating efficiency ratio calculation					
Efficiency ratio (GAAP)	72.48 %	69.51 %	71.17 %	76.18 %	74.98 %
Severance costs	(0.08)	—	(0.75)	(2.26)	(1.53)
Acquisition-related expenses	—	—	—	—	(0.57)
Gain on sale of bank premises	—	0.84	—	0.44	—
Loss on sales of securities	(1.97)	—	—	—	—
Operating efficiency ratio	70.43 %	70.35 %	70.42 %	74.36 %	72.88 %
Operating net noninterest expense[1] to average assets calculation					
Net noninterest expense to average assets	1.45 %	1.35 %	1.45 %	1.65 %	1.86 %
Severance Costs	—	—	(0.03)	(0.09)	(0.06)
Acquisition-related expenses	—	—	—	—	(0.02)
Gain on sale of bank premises	—	0.03	—	0.02	—
Loss on sales of securities	(0.07)	—	—	—	—
Operating net noninterest expense to average assets	1.38 %	1.38 %	1.42 %	1.58 %	1.78 %
Pre-provision net revenue					
Net interest income before provision for credit losses	$ 18,654	$ 18,874	$ 19,618	$ 19,181	$ 20,571
Noninterest income	9,487	9,305	9,721	8,952	7,656
Total income	28,141	28,179	29,339	28,133	28,227
Noninterest expense	20,397	19,587	20,881	21,432	21,165
Pre-provision net revenue	$ 7,744	$ 8,592	$ 8,458	$ 6,701	$ 7,062

[1] **Net noninterest expense is defined as noninterest expense less noninterest income**

36

COLONY BANKCORP, INC.

37 NASDAQ: CBAN